______________________________________________________________________________________________________
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________________________________________
FORM 8-K
______________________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 23, 2018
______________________________________________________________________________________________________

C&J Energy Services, Inc.
(Exact Name of Registrant as Specified in Charter)
______________________________________________________________________________________________________

Delaware	001-38023	81-4808566
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3990 Rogerdale Rd.
Houston, Texas 77042
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (713) 325-6000
N/A
(Former Name or Former Address, If Changed Since Last Report)
______________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

______________________________________________________________________________________________________

Item 8.01    Other Events

On February 23, 2018, C&J Energy Services, Inc. (the “Company”) announced that its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) will be held on Tuesday, May 29, 2018, at its corporate headquarters, located at 3990 Rogerdale Rd., Houston, Texas, 77042, at 9:30 a.m. Central Time. Stockholders of record as of the close of business on Monday, April 2, 2018, will be entitled notice of, and to vote at, the Annual Meeting.
In order for a stockholder proposal submitted under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in the Company’s proxy statement for the Annual Meeting to be considered timely, it must be received by the Company on or prior to Tuesday, March 20, 2018 at the Company’s headquarters, located at 3990 Rogerdale Rd., Houston, Texas 77042. In order for a stockholder proposal submitted under the Company’s Amended and Restated Bylaws (“Bylaws”) to be considered timely, it must be received by the Company on or prior to Tuesday, March 20, 2018 at the Company’s headquarters, located at 3990 Rogerdale Rd. Houston, Texas 77042. Additional requirements for stockholder proposals are set forth in Rule 14a-8 of the Exchange Act and our Bylaws, as applicable. All proposals should be directed to the attention of the Corporate Secretary.

The Company plans to file with the Securities and Exchange Commission (the “SEC”), and mail to its Stockholders a proxy statement in connection with the Annual Meeting, and advises its stockholders to read the proxy statement relating to the Annual Meeting when it becomes available, as it will contain important information. Stockholders may obtain a free copy of the proxy statement and any other relevant documents (when available) that the Company files with the SEC via the SEC’s web site at www.sec.gov. The proxy statement and these other documents, when available, may also be obtained free of charge from the Company by directing a request to the Company at 3990 Rogerdale Rd. Houston, Texas 77042, Attention: Corporate Secretary.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release dated February 23, 2018.

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 23, 2018	C&J ENERGY SERVICES, INC.

By: /s/ Danielle Hunter
Name: Danielle Hunter
Title: Executive Vice President, General Counsel, Chief
Risk and Compliance Officer and Corporate Secretary

4